Exhibit 10.1

NINTH AMENDMENT TO

LIMITED PARTNERSHIP AGREEMENT

OF

THE MILLS LIMITED PARTNERSHIP

THIS NINTH AMENDMENT TO LIMITED PARTNERSHIP AGREEMENT OF THE MILLS LIMITED PARTNERSHIP (this “Amendment”), dated as of November 22, 2006, is entered into by The Mills Corporation, a Delaware corporation, as general partner (the “General Partner”) of The Mills Limited Partnership (the “Partnership”), for itself and on behalf of the limited partners of the Partnership.

WHEREAS, the General Partner has agreed, as of November 22, 2006, to issue two tranches of junior subordinated notes (the “Junior Subordinated Notes”) to Colony Xanadu Stock II, LLC and Colony Xanadu Stock III, LLC in connection with that certain Transaction Agreement, dated as of November 22, 2006, among the General Partner, the Partnership, Meadowland Mills L.L.C., Meadowland Mills Limited Partnership, Colony Investors VII, L.P., Colony Xanadu, LLC, Colony Xanadu II, LLC, Colony Xanadu III, LLC, Kan Am USA XV Limited Partnership, Kan Am USA XVI Limited Partnership, Kan Am USA XX Limited Partnership, Kan Am USA XXII Limited Partnership, and Kan Am USA XXIII Limited Partnership (the “Transaction Agreement”);

WHEREAS, Section 4.2(A) of the Limited Partnership Agreement of the Partnership (as heretofore amended, the “Partnership Agreement”) authorizes the General Partner to cause the Partnership from time to time to issue to Partners (including the General Partner) or other persons additional Partnership Units or other Partnership Interests in one or more classes, or one or more series of any such classes, with such designations, preferences and relative, participating, optional or other special rights, powers and duties, including rights, powers and duties senior to the Limited Partnership Interests, all as determined by the General Partner in its sole and absolute discretion subject to the Act;

WHEREAS, Section 4.2(A) of the Partnership Agreement further provides that, no such additional Partnership Units or Partnership Interests shall be issued to the General Partner unless either (a)(1) the additional Partnership Units or other Partnership Interests are issued in connection with the issuance of REIT Shares of which shares have designations, preferences and other rights such that the economic interests attributable to such shares are substantially similar to the designations, preferences and other rights of the additional Partnership Interests issued to the General Partner in accordance with Section 4.2(A) and (2) the General Partner shall make a Capital Contribution to the Partnership in an amount equal to the proceeds raised in connection with the issuance of such shares of the General Partner, or (b) the additional Partnership interests are issued to all Partners in proportion to their respective Partnership Interests;

WHEREAS, Section 11.1(A) of the Partnership Agreement provides that amendments to the Partnership Agreement may be prepared and adopted by the General Partner without the Consent of any other Partner, except for amendments that would (i) convert a Limited Partner’s Interest in the Partnership into a General Partner Interest, (ii)

increase the liability of a Limited Partner under the Partnership Agreement, (iii) except as otherwise permitted in the Partnership Agreement, alter a Limited Partner’s rights to distributions or allocations set forth in Article V of the Partnership Agreement, (iv) alter or modify any aspect of the Partner’s rights with respect to the redemption of Partnership Units, (v) cause an early termination of the Partnership (other than pursuant to the terms of the Partnership Agreement) or (vi) amend Section 11.1(A) of the Partnership Agreement;

WHEREAS, as contemplated by the Transaction Agreement and pursuant to the authority granted to the General Partner pursuant to Section 11.1(A) of the Partnership Agreement, the General Partner desires to amend the Partnership Agreement (i) to permit additional Partnership Units or other Partnership Interests to be issued to the General Partner (without issuance to all Partners ratably) in connection with either an incurrence of debt by the General Partner or an issuance of REIT Shares, which debt or shares have, respectively, payment terms or designations, preferences and other rights, as the case may be, such that the economic interests attributable to such debt or shares are substantially similar to the designations, preferences and other rights of the additional Partnership Interests issued to the General Partner in accordance with Section 4.2(A), so long as the General Partner contributes the proceeds of such debt or issuance of REIT Shares to the Partnership, (ii) to establish two new classes of Preferred Units, to be entitled (x) Series H-1 Redeemable Preferred Partnership Units (the “Series H-1 Preferred Partnership Units”) and (y) Series H-2 Redeemable Preferred Partnership Units (the “Series H-2 Preferred Partnership Units,” and together with the Series H-2 Preferred Partnership Units, the “Series H Preferred Partnership Units”), and to set forth the designations, rights, powers, preferences and duties of such Series H Preferred Partnership Units, which the Partnership will issue to the General Partner in exchange for a Capital Contribution to the Partnership in an amount equal to the proceeds from the Junior Subordinated Notes to be issued by the General Partner, and (iii) to make certain other changes to the Partnership Agreement; and

WHEREAS, concurrently with the closing of the transactions contemplated by the Transaction Agreement, all of the outstanding Series D Preferred Units of the Partnership will be repurchased by the Partnership such that, at the time of the creation and issuance of the Series H Preferred Partnership Units pursuant to this Amendment, all of the issued and outstanding Preferred Units of the Partnership (consisting of the Series B, C, E, F and G Preferred Units) will be owned by the General Partner.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the General Partner hereby amends the Partnership Agreement, as follows:

1. Amendments to Section 4.2.

(A) Section 4.2(A) of the Partnership Agreement is hereby amended by deleting in its entirety the clause beginning “; provided that” and replacing it with the following:

“; provided that no such additional Partnership Units or other Partnership Interests shall be issued to the General Partner unless either (a)(1) the

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additional Partnership Interests are issued in connection with an incurrence of debt by the General Partner or an issuance of REIT shares, which debt or shares have, respectively, payment terms or designations, preferences and other rights, as the case may be, such that the economic interests attributable to such debt or shares are substantially similar to the designations, preferences and other rights of the additional Partnership Interests issued to the General Partner in accordance with this Section 4.2(A) and (2) the General Partner shall make a Capital Contribution to the Partnership in an amount equal to the proceeds raised in connection with the incurrence of such debt or issuance of such REIT shares of the General Partner, or (b) the additional Partnership Interests are issued to all Partners in proportion to their respective Percentage Interests.”

(B) Section 4.2 of the Partnership Agreement is hereby amended by adding after Section 4.2(K) the following two sections:

“(L) Series H-1 Preferred Partnership Units. Under the authority granted to it by Section 4.2(A) hereof, the General Partner hereby establishes an additional class of Preferred Units entitled “Series H-1 Redeemable Preferred Partnership Units” (the “Series H-1 Preferred Partnership Units”). Series H-1 Preferred Partnership Units shall have the designations, preferences, rights, powers and duties as set forth in Exhibit 13 hereto.”

“(M) Series H-2 Preferred Partnership Units. Under the authority granted to it by Section 4.2(A) hereof, the General Partner hereby establishes an additional class of Preferred Units entitled “Series H-2 Redeemable Preferred Partnership Units” (the “Series H-2 Preferred Partnership Units”). Series H-2 Preferred Partnership Units shall have the designations, preferences, rights, powers and duties as set forth in Exhibit 14 hereto.”

2. Amendments to Exhibits.

(A) The General Partner shall maintain the information set forth in Exhibit 1 to the Partnership Agreement, as such information shall change from time to time, in such form as the General Partner deems appropriate for the conduct of the Partnership’s affairs, and Exhibit 1 shall be deemed amended from time to time to reflect the information so maintained by the General Partner, whether or not a formal amendment to the Partnership Agreement has been executed amending such Exhibit 1. In addition to the designation of Series H-1 Preferred Partnership Units and the Series H-2 Preferred Partnership Units pursuant to this Ninth Amendment, such information shall reflect (and Exhibit 1 shall be deemed amended from time to time to reflect) the issuance of any additional Partnership Units to the General Partner or any other Person, the transfer of Partnership Units and the redemption of any Partnership Units, all as contemplated herein.

(B) Exhibit 6 to the Partnership Agreement is hereby amended by deleting Section 1(d) thereof and replacing it with the following:

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“(d) Except with the consent of the holder of the Series B Preferred Units or as provided in Section 1(e) below, no distributions shall be declared or paid or set apart for payment and no other distribution of cash or other property may be declared or made, directly or indirectly, on or with respect to any Common Units or any other class or series of Partnership Units ranking, as to distributions, on a parity with or junior to the Series B Preferred Units (other than a distribution paid in the form of Common Units or any other class or series of Partnership Units ranking junior to the Series B Preferred Units as to distributions and upon liquidation) for any period, nor shall any Common Units, or any other class or series of Partnership Units ranking junior to or on a parity with the Series B Preferred Units as to distributions or upon liquidation, be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any such units) by the Partnership (except by conversion into or exchange for Partnership Units ranking junior to the Series B Preferred Units as to distributions and upon liquidation), unless full cumulative distributions on the Series B Preferred Units for all past distribution periods and the then current distribution period shall have been or contemporaneously are (i) declared and paid in cash or (ii) declared and a sum sufficient for the payment thereof in cash is set apart for such payment.”

(C) Exhibit 7 to the Partnership Agreement is hereby amended by deleting Section 1(d) thereof and replacing it with the following:

“(d) Except with the consent of the holder of the Series C Preferred Units or as provided in Section 1(e) below, no distributions shall be declared or paid or set apart for payment and no other distribution of cash or other property may be declared or made, directly or indirectly, on or with respect to any Common Units or any other class or series of Partnership Units ranking, as to distributions, on a parity with or junior to the Series C Preferred Units (other than a distribution paid in the form of Common Units or any other class or series of Partnership Units ranking junior to the Series C Preferred Units as to distributions and upon liquidation) for any period, nor shall any Common Units, or any other class or series of Partnership Units ranking junior to or on a parity with the Series C Preferred Units as to distributions or upon liquidation, be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any such units) by the Partnership (except by conversion into or exchange for Partnership Units ranking junior to the Series C Preferred Units as to distributions and upon liquidation), unless full cumulative distributions on the Series C Preferred Units for all past distribution periods and the then current distribution period shall have been or contemporaneously are (i) declared and paid in cash or (ii) declared and a sum sufficient for the payment thereof in cash is set apart for such payment.”

(D) Exhibit 9 to the Partnership Agreement is hereby amended by deleting Section 1(d) thereof and replacing it with the following:

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“(d) Except with the consent of the holders of the Series E Preferred Units or as provided in Section 1(e) below, no distributions shall be declared or paid or set apart for payment and no other distribution of cash or other property may be declared or made, directly or indirectly, on or with respect to any Common Units or any other class or series of Partnership Units ranking, as to distributions, on a parity with or junior to the Series E Preferred Units (other than a distribution paid in the form of Common Units or any other class or series of Partnership Units ranking junior to the Series E Preferred Units as to distributions and upon liquidation) for any period, nor shall any Common Units, or any other class or series of Partnership Units ranking junior to or on a parity with the Series E Preferred Units as to distributions or upon liquidation, be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any such units) by the Partnership (except by conversion into or exchange for Partnership Units ranking junior to the Series E Preferred Units as to distributions and upon liquidation), unless full cumulative distributions on the Series E Preferred Units for all past distribution periods and the then current distribution period shall have been or contemporaneously are (i) declared and paid in cash or (ii) declared and a sum sufficient for the payment thereof in cash is set apart for such payment.”

(E) Exhibit 10 to the Partnership Agreement is hereby amended by deleting Section 1(d) thereof and replacing it with the following:

“(d) Except with the consent of the holders of the Series F Preferred Units or as provided in Section 1(e) below, no distributions shall be declared or paid or set apart for payment and no other distribution of cash or other property may be declared or made, directly or indirectly, on or with respect to any Common Units or any other class or series of Partnership Units ranking, as to distributions, on a parity with or junior to the Series F Preferred Units (other than a distribution paid in the form of Common Units or any other class or series of Partnership Units ranking junior to the Series F Preferred Units as to distributions and upon liquidation) for any period, nor shall any Common Units, or any other class or series of Partnership Units ranking junior to or on a parity with the Series F Preferred Units as to distributions or upon liquidation, be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any such units) by the Partnership (except by conversion into or exchange for Partnership Units ranking junior to the Series F Preferred Units as to distributions and upon liquidation), unless full cumulative distributions on the Series F Preferred Units for all past distribution periods and the then current distribution period shall have been or contemporaneously are (i) declared and paid in cash or (ii) declared and a sum sufficient for the payment thereof in cash is set apart for such payment.”

(F) Exhibit 12 to the Partnership Agreement is hereby amended by deleting Section 1(d) thereof and replacing it with the following:

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“(d) Except with the consent of the holders of the Series G Preferred Units or as provided in Section 1(e) below, no distributions shall be declared or paid or set apart for payment and no other distribution of cash or other property may be declared or made, directly or indirectly, on or with respect to any Common Units or any other class or series of Partnership Units ranking, as to distributions, on a parity with or junior to the Series G Preferred Units (other than a distribution paid in the form of Common Units or any other class or series of Partnership Units ranking junior to the Series G Preferred Units as to distributions and upon liquidation) for any period, nor shall any Common Units, or any other class or series of Partnership Units ranking junior to or on a parity with the Series G Preferred Units as to distributions or upon liquidation, be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any such units) by the Partnership (except by conversion into or exchange for Partnership Units ranking junior to the Series G Preferred Units as to distributions and upon liquidation), unless full cumulative distributions on the Series G Preferred Units for all past distribution periods and the then current distribution period shall have been or contemporaneously are (i) declared and paid in cash or (ii) declared and a sum sufficient for the payment thereof in cash is set apart for such payment.”

(G) The Partnership Agreement is hereby amended by attaching thereto as Exhibit 13 the Exhibit 13 attached hereto.

(H) The Partnership Agreement is hereby amended by attaching thereto as Exhibit 14 the Exhibit 14 attached hereto.

3. Certain Capitalized Terms. All capitalized terms used in this Ninth Amendment and not otherwise defined shall have the meanings assigned in the Partnership Agreement. Except as modified herein, all terms and conditions of the Partnership Agreement shall remain in full force and effect, which terms and conditions the General Partner hereby ratifies and affirms.

4. Severability. If any term or other provision of this Ninth Amendment is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms and provisions of this Ninth Amendment shall remain in full force and effect and shall in no way be effectively impaired or invalidated.

5. Full Force and Effect. Except as expressly amended hereby, the Partnership Agreement shall remain in full force and effect.

[SIGNATURES APPEAR ON FOLLOWING PAGE]

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IN WITNESS WHEREOF, the undersigned has executed this Ninth Amendment as of the date first set forth above.

THE MILLS CORPORATION, as General Partner of The Mills Limited Partnership and as the holder of all of the outstanding Series B, C, E, F and G Preferred Units of the Partnership

By:	/s/ MARK S. ORDAN
Name:	Mark S. Ordan
Title:	Chief Executive Officer and President

EXHIBIT 13

DESIGNATION, PREFERENCES AND RIGHTS OF

SERIES H-1 REDEEMABLE

PREFERRED PARTNERSHIP UNITS

OF THE MILLS LIMITED PARTNERSHIP

The Series H-1 Redeemable Preferred Partnership Units (the “Series H-1 Preferred Units”) shall have the following preferences, rights, powers and duties:

Section 1. Distributions.

(a) The General Partner, in its capacity as the holder of the then outstanding Series H-1 Preferred Units, shall not be entitled to receive any distributions on the Series H-1 Preferred Units.

(b) Notwithstanding the foregoing, no distributions on the Series H-1 Preferred Units shall be declared by the General Partner or paid or set apart for payment by the Partnership at such time as the terms and provisions of any agreement of the Partnership relating to Designated Partnership Debt (defined below) prohibits such declaration, payment or setting apart for payment or provides that such declaration, payment or setting apart for payment would constitute a breach thereof or a default thereunder, or if such declaration or payment shall be restricted or prohibited by law.

(c) If, and for so long as, a Mandatory Redemption Event (as defined below) shall have occurred and the Series H-1 Preferred Units are not redeemed pursuant thereto and remain outstanding, no distributions may be declared or paid or set apart for payment and no other distributions of cash or other property may be declared or made on or with respect to any Common Units or any other class or series of Partnership Units ranking as to liquidation on a parity with or junior to the Series H-1 Preferred Units, and no Common Units or such other class or series of Partnership Units ranking junior to or on a parity with the Series H-1 Preferred Units as to liquidation may be redeemed, purchased or otherwise acquired for any consideration by the Partnership.

Section 2. Liquidation Preference.

(a) Upon any voluntary or involuntary liquidation, dissolution or winding-up of the affairs of the Partnership, the General Partner, in its capacity as holder of the Series H-1 Preferred Units, shall be entitled to be paid out of the assets of the Partnership legally available for distribution to its Partners a liquidation preference per Series H-1 Preferred Unit equal to Liquidation Value, before any distribution or payment shall be made to holders of Common Units or any other class or series of Partnership Units ranking junior to the Series H-1 Preferred Units as to liquidation rights. In the event that, upon such voluntary or involuntary liquidation, dissolution or winding-up, the available assets of the Partnership are insufficient to pay the amount of the liquidating distributions on all outstanding Series H-1 Preferred Units and the corresponding amounts payable on any other classes or series of Partnership Units ranking on a parity with the Series H-1 Preferred Units in the distribution of assets, then the General Partner, in its capacity as the holder of the Series H-1 Preferred Units, and the holders of all other such classes or series of Partnership Units ranking on a parity with the Series H-1 Preferred Units shall share ratably in any such distribution of assets in proportion to the full liquidating distributions to which they would otherwise be respectively entitled. For the purposes of this Section 2, (i) the consolidation or merger of the Partnership or the General Partner with one or more partnerships, limited liability companies, corporations, real estate investment trusts or other entities and (ii) a sale, lease or conveyance of all or substantially all of the Partnership’s property or business shall not be deemed to constitute a liquidation, dissolution or winding-up of the Partnership.

(b) After payment of the full amount of the liquidating distributions to which they are entitled, the General Partner, in its capacity as holder of the Series H-1 Preferred Units, will have no right or claim to any of the remaining assets of the Partnership.

Section 3. Redemption or Purchase.

(a) The Partnership shall be required to redeem the Series H-1 Preferred Units at Liquidation Value upon the occurrence of the earlier of the following events (each a “Mandatory Redemption Event”):

(i) September 30, 2007.

(ii) The date to which the maturity of the 2007 Junior Subordinated Notes (or either of them) is accelerated.

Notwithstanding the foregoing, the Series H-1 Preferred Units (1) shall not be redeemable without the prior written consent of a majority in interest of the lenders under each of the Goldman Credit Facilities until 120 days after all principal, any premium or interest, fees and other amounts with respect to the Goldman Credit Facilities shall have been paid in full, and thereafter, (2) shall not be redeemable upon the occurrence of a Mandatory Redemption Event if and for so long as (x) there is a payment default under any Designated Partnership Debt, or (y) there is a non-payment default under any Designated Partnership Debt (in the case of (y), only for a period of up to 90 days following the receipt by the General Partner of written notice of such non-payment default) (the period during which any of the conditions in (1) or (2) is in effect, a “Redemption Deferral Period”). If the obligation of the Partnership to redeem any Series H-1 Preferred Units is deferred by reason of the foregoing, the Partnership shall redeem the Series H-1 Preferred Units within 30 days after the expiration of the Redemption Deferral Period.

(b) The Series H-1 Preferred Units shall be redeemable at Liquidation Value at the option of the Partnership at any time upon two business days’ prior written notice.

Section 4. Voting Rights. Except as required by applicable law, the General Partner, in its capacity as the holder of the Series H-1 Preferred Units, shall have no voting rights.

Section 5. Ranking. With respect to redemption, repurchase and the distribution of assets in the event of any liquidation, dissolution or winding up of the Partnership, the Series H-1 Preferred Units shall be deemed to rank:

(a) senior to the Partnership’s Common Units, Series B Preferred Units, Series C Preferred Units, Series E Preferred Units, Series F Preferred Units and Series G Preferred Units and to any class or series of Partnership Units other than those referred to in clauses (b) and (c) of this Section 5;

(b) on a parity with the Series H-2 Preferred Units and any other class or series of Partnership Units the terms of which specifically provide that such class or series of Partnership Units ranks on a parity with the Series H-1 Preferred Units as to redemption, repurchase and the distribution of assets in the event of any liquidation, dissolution or winding up of the Partnership; and

(c) junior to any other class or series of Partnership Units of the Partnership, the terms of which specifically provide that such class or series ranks senior to the Series H-1 Preferred Units as to redemption, repurchase and the distribution of assets in the event of any liquidation, dissolution or winding up of the Partnership.

Section 6. General Partner’s Rights. The rights of the General Partner, in its capacity as the holder of the Series H-1 Preferred Units, are in addition to and not in limitation of any other rights or authority of the General Partner in any other capacity under the Partnership Agreement or applicable law. In addition, nothing contained in this Exhibit 13 shall be deemed to limit or otherwise restrict the authority of the General Partner under the Partnership Agreement, other than in its capacity as the holder of the Series H-1 Preferred Units.

Section 7. Restriction on Ownership. The Series H-1 Preferred Units shall be owned and held solely by the General Partner.

Section 8. Tax Allocations. The holder of the Series H-1 Preferred Units shall be allocated with respect to each taxable year an amount of income equal to the amount of original issue discount on the 2007 Junior Subordinated Notes that is deductible by the General Partner with respect to such taxable year.

Section 9. Definitions. The following capitalized terms used in this Exhibit 13 shall have the respective meanings set forth below:

“2007 Junior Subordinated Notes” means each Subordinated Note due 2007 issued by The Mills Corporation as Maker on November 22, 2006.

“Common Unit” shall have the meaning ascribed thereto in the Partnership Agreement.

“Default Rate” shall equal 20% per annum, calculated based on a 12-month year consisting of 30-day months compounded on the last day of each calendar month after the occurrence and during the continuation of any Event of Default (as defined in the 2007 Junior Subordinated Notes).

“Designated Partnership Debt” means all obligations (including principal, premium, if any, interest (including interest accruing after the filing of a petition initiating any proceeding under any state, federal or foreign bankruptcy law, whether or not allowed or allowable as a claim in any such proceeding), fees, charges, expenses, indemnities and other amounts payable from time to time) of the Partnership arising under (i) the Goldman Credit Facilities, (ii) that certain Junior Subordinated Indenture dated as of February 1, 2006, (iii) any guarantee, security or collateral documents relating to any of the foregoing, and (iv) any loan documents, guarantees, security or collateral documents that the Partnership enters into in connection with the refinancing or replacement of the indebtedness under the Goldman Credit Facilities (in an aggregate principal amount not to exceed the principal amount outstanding under the Goldman Credit Facilities at the time of such refinancing plus the aggregate amount of fees, prepayment premiums, make whole payments, or other amounts paid in connection with such refinancing and costs and expenses reasonably allocable to such refinancing), including, in each case, as each such loan document, guarantee, or security or collateral document or other instrument may be amended, restated, or otherwise modified.

“General Partner” shall mean The Mills Corporation, a Delaware corporation.

“Goldman Credit Facilities” has the meaning ascribed thereto in the 2007 Junior Subordinated Notes.

“Liquidation Value” means an amount per Series H-1 Preferred Unit that is equal to $1,000 plus an amount in the nature of interest accrued thereon at the Default Rate upon the occurrence and during the continuance of an Event of Default under the 2007 Junior Subordinated Notes.

“Partners” shall mean partners of the Partnership.

“Partnership” shall mean The Mills Limited Partnership, a Delaware limited partnership.

“Partnership Agreement” shall mean the limited partnership agreement of the Partnership, as amended.

“Partnership Unit” shall have the meaning ascribed thereto in the Partnership Agreement.

“Preferred Unit” shall have the meaning ascribed thereto in the Partnership Agreement.

“Series A-1 Preferred Units” shall mean the Series A-1 Cumulative Convertible Preferred Partnership Units.

“Series A-2 Preferred Units” shall mean the Series A-2 Cumulative Convertible Preferred Partnership Units.

“Series B Preferred Units” shall mean the Series B Cumulative Redeemable Preferred Partnership Units.

“Series C Preferred Units” shall mean the Series C Cumulative Redeemable Preferred Partnership Units.

“Series D Preferred Units” shall mean the Series D Cumulative Redeemable Preferred Partnership Units.

“Series E Preferred Units” shall mean the Series E Cumulative Redeemable Preferred Partnership Units.

“Series F Preferred Units” shall mean the Series F Convertible Cumulative Redeemable Preferred Partnership Units.

“Series G Preferred Units “ shall mean the Series G Cumulative Redeemable Preferred Partnership Units.

“Series H-2 Preferred Units “ shall mean the Series H-2 Redeemable Preferred Partnership Units.

EXHIBIT 14

DESIGNATION, PREFERENCES AND RIGHTS OF

SERIES H-2 REDEEMABLE

PREFERRED PARTNERSHIP UNITS

OF THE MILLS LIMITED PARTNERSHIP

The Series H-2 Redeemable Preferred Partnership Units (the “Series H-2 Preferred Units”) shall have the following preferences, rights, powers and duties:

Section 1. Distributions.

(a) The General Partner, in its capacity as the holder of the then outstanding Series H-2 Preferred Units, shall not be entitled to receive any distributions on the Series H-2 Preferred Units.

(b) Notwithstanding the foregoing, no distributions on the Series H-2 Preferred Units shall be declared by the General Partner or paid or set apart for payment by the Partnership at such time as the terms and provisions of any agreement of the Partnership relating to Designated Partnership Debt (defined below) prohibits such declaration, payment or setting apart for payment or provides that such declaration, payment or setting apart for payment would constitute a breach thereof or a default thereunder, or if such declaration or payment shall be restricted or prohibited by law.

(c) If, and for so long as, a Mandatory Redemption Event (as defined below) shall have occurred and the Series H-2 Preferred Units are not redeemed pursuant thereto and remain outstanding, no distributions may be declared or paid or set apart for payment and no other distributions of cash or other property may be declared or made on or with respect to any Common Units or any other class or series of Partnership Units ranking as to liquidation on a parity with or junior to the Series H-2 Preferred Units, and no Common Units or such other class or series of Partnership Units ranking junior to or on a parity with the Series H-2 Preferred Units as to liquidation may be redeemed, purchased or otherwise acquired for any consideration by the Partnership.

Section 2. Liquidation Preference.

(a) Upon any voluntary or involuntary liquidation, dissolution or winding-up of the affairs of the Partnership, the General Partner, in its capacity as holder of the Series H-2 Preferred Units, shall be entitled to be paid out of the assets of the Partnership legally available for distribution to its Partners a liquidation preference per Series H-2 Preferred Unit equal to Liquidation Value, before any distribution or payment shall be made to holders of Common Units or any other class or series of Partnership Units ranking junior to the Series H-2 Preferred Units as to liquidation rights. In the event that, upon such voluntary or involuntary liquidation, dissolution or winding-up, the available assets of the Partnership are insufficient to pay the amount of the liquidating distributions on all outstanding Series H-2 Preferred Units and the corresponding amounts payable on any other classes or series of Partnership Units ranking on a parity with the Series H-2 Preferred Units in the distribution of assets, then the General Partner, in its capacity as the holder of the Series H-2 Preferred Units, and the holders of all other such classes or

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series of Partnership Units ranking on a parity with the Series H-2 Preferred Units shall share ratably in any such distribution of assets in proportion to the full liquidating distributions to which they would otherwise be respectively entitled. For the purposes of this Section 2, (i) the consolidation or merger of the Partnership or the General Partner with one or more partnerships, limited liability companies, corporations, real estate investment trusts or other entities and (ii) a sale, lease or conveyance of all or substantially all of the Partnership’s property or business shall not be deemed to constitute a liquidation, dissolution or winding-up of the Partnership.

(b) After payment of the full amount of the liquidating distributions to which they are entitled, the General Partner, in its capacity as holder of the Series H-2 Preferred Units, will have no right or claim to any of the remaining assets of the Partnership.

Section 3. Redemption or Purchase.

(a) The Partnership shall be required to redeem the Series H-2 Preferred Units at Liquidation Value upon the occurrence of the earlier of the following events (each a “Mandatory Redemption Event”):

(i) September 30, 2008.

(ii) The date to which the maturity of the 2008 Junior Subordinated Notes (or either of them) is accelerated.

Notwithstanding the foregoing, the Series H-2 Preferred Units (1) shall not be redeemable without the prior written consent of a majority in interest of the lenders under each of the Goldman Credit Facilities until 120 days after all principal, any premium and interest, fees or other amounts with respect to the Goldman Credit Facilities shall have been paid in full, and thereafter, (2) shall not be redeemable upon the occurrence of a Mandatory Redemption Event if and for so long as (x) there is a payment default under any Designated Partnership Debt, or (y) there is a non-payment default under any Designated Partnership Debt (in the case of (y), only for a period of up to 90 days following the receipt by the General Partner of written notice of such non-payment default) (the period during which any of the conditions in (1) or (2) is in effect, a “Redemption Deferral Period”). If the obligation of the Partnership to redeem any Series H-2 Preferred Units is deferred by reason of the foregoing, the Partnership shall redeem the Series H-2 Preferred Units within 30 days after the expiration of the Redemption Deferral Period.

(b) The Series H-2 Preferred Units shall be redeemable at Liquidation Value at the option of the Partnership at any time upon two business days’ prior written notice.

Section 4. Voting Rights. Except as required by applicable law, the General Partner, in its capacity as the holder of the Series H-2 Preferred Units, shall have no voting rights.

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Section 5. Ranking. With respect to redemption, repurchase and the distribution of assets in the event of any liquidation, dissolution or winding up of the Partnership, the Series H-2 Preferred Units shall be deemed to rank:

(a) senior to the Partnership’s Common Units, Series B Preferred Units, Series C Preferred Units, Series E Preferred Units, Series F Preferred Units and Series G Preferred Units and to any class or series of Partnership Units other than those referred to in clauses (b) and (c) of this Section 5;

(b) on a parity with the Series H-1 Preferred Units and any other class or series of Partnership Units the terms of which specifically provide that such class or series of Partnership Units ranks on a parity with the Series H-2 Preferred Units as to redemption, repurchase and the distribution of assets in the event of any liquidation, dissolution or winding up of the Partnership; and

(c) junior to any other class or series of Partnership Units of the Partnership, the terms of which specifically provide that such class or series ranks senior to the Series H-2 Preferred Units as to redemption, repurchase and the distribution of assets in the event of any liquidation, dissolution or winding up of the Partnership.

Section 6. General Partner’s Rights. The rights of the General Partner, in its capacity as the holder of the Series H-2 Preferred Units, are in addition to and not in limitation of any other rights or authority of the General Partner in any other capacity under the Partnership Agreement or applicable law. In addition, nothing contained in this Exhibit 13 shall be deemed to limit or otherwise restrict the authority of the General Partner under the Partnership Agreement, other than in its capacity as the holder of the Series H-2 Preferred Units.

Section 7. Restriction on Ownership. The Series H-2 Preferred Units shall be owned and held solely by the General Partner.

Section 8. Tax Allocations. The holder of the Series H-2 Preferred Units shall be allocated with respect to each taxable year an amount of income equal to the amount of original issue discount on the 2008 Junior Subordinated Notes that is deductible by the General Partner with respect to such taxable year.

Section 9. Definitions. The following capitalized terms used in this Exhibit 13 shall have the respective meanings set forth below:

“2008 Junior Subordinated Notes” means each Subordinated Note due 2008 issued by The Mills Corporation as Maker on November 22, 2006.

“Common Unit” shall have the meaning ascribed thereto in the Partnership Agreement.

“Default Rate” shall equal 20% per annum, calculated based on a 12-month year consisting of 30-day months compounded on the last day of each calendar month after the occurrence and during the continuation of any Event of Default (as defined in the 2008 Junior Subordinated Notes).

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“Designated Partnership Debt” means all obligations (including principal, premium, if any, interest (including interest accruing after the filing of a petition initiating any proceeding under any state, federal or foreign bankruptcy law, whether or not allowed or allowable as a claim in any such proceeding), fees, charges, expenses, indemnities and other amounts payable from time to time) of the Partnership arising under (i) the Goldman Credit Facilities, (ii) that certain Junior Subordinated Indenture dated as of February 1, 2006, (iii) any guarantee, security or collateral documents relating to any of the foregoing, and (iv) any loan documents, guarantees, security or collateral documents that the Partnership enters into in connection with the refinancing or replacement of the indebtedness under the Goldman Credit Facilities (in an aggregate principal amount not to exceed the principal amount outstanding under the Goldman Credit Facilities at the time of such refinancing plus the aggregate amount of fees, prepayment premiums, make whole payments, or other amounts paid in connection with such refinancing and costs and expenses reasonably allocable to such refinancing), including, in each case, as each such loan document, guarantee, or security or collateral document or other instrument may be amended, restated, or otherwise modified.

“General Partner” shall mean The Mills Corporation, a Delaware corporation.

“Goldman Credit Facilities” has the meaning ascribed thereto in the 2008 Junior Subordinated Notes.

“Liquidation Value” means an amount per Series H-2 Preferred Unit that is equal to $1,000 plus an amount in the nature of interest accrued thereon at the Default Rate upon the occurrence and during the continuance of an Event of Default under the 2008 Junior Subordinated Notes.

“Partners” shall mean partners of the Partnership.

“Partnership” shall mean The Mills Limited Partnership, a Delaware limited partnership.

“Partnership Agreement” shall mean the limited partnership agreement of the Partnership, as amended.

“Partnership Unit” shall have the meaning ascribed thereto in the Partnership Agreement.

“Preferred Unit” shall have the meaning ascribed thereto in the Partnership Agreement.

“Series A-1 Preferred Units” shall mean the Series A-1 Cumulative Convertible Preferred Partnership Units.

“Series A-2 Preferred Units” shall mean the Series A-2 Cumulative Convertible Preferred Partnership Units.

“Series B Preferred Units” shall mean the Series B Cumulative Redeemable Preferred Partnership Units.

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“Series C Preferred Units” shall mean the Series C Cumulative Redeemable Preferred Partnership Units.

“Series D Preferred Units” shall mean the Series D Cumulative Redeemable Preferred Partnership Units.

“Series E Preferred Units” shall mean the Series E Cumulative Redeemable Preferred Partnership Units.

“Series F Preferred Units” shall mean the Series F Convertible Cumulative Redeemable Preferred Partnership Units.

“Series G Preferred Units “ shall mean the Series G Cumulative Redeemable Preferred Partnership Units.

“Series H-1 Preferred Units “ shall mean the Series H-1 Redeemable Preferred Partnership Units.

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